EXHIBIT 10.4


                    THIRD AMENDMENT TO OFFICE LEASE AGREEMENT


         THIS THIRD AMENDMENT TO OFFICE LEASE AGREEMENT (the "Third Amendment") is made and entered into as of this 25th day of February, 1999, by and between CITADEL LAND, INC., a Maryland corporation, hereinafter called the "Landlord", and WASHINGTON HOMES, INC., hereinafter called the "Tenant".

         WHEREAS, by OFFICE LEASE AGREEMENT dated January 1, 1997 (the "Agreement"), Landlord and Tenant agreed upon the lease of office space in "Ingle West Building I" located at 1802 Brightseat Road, Landover, Maryland, and set forth the terms and conditions of said lease;

         WHEREAS, Section 1(C) of the Agreement provides that the Premises consists of a rentable area of 24,380 square feet; and

         WHEREAS, the parties have agreed to amend the Agreement as set forth below.

         NOW THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Landlord and Tenant hereby agree as follows:

          1. The Agreement is hereby amended to increase the size of the Premises as of March 1, 1999, from 24,380 square feet as provided for in Section 1(C) of the Agreement to 27,780 square feet. The additional 3400 square feet is highlighted on the floorplan attached hereto as Exhibit A to this Amendment.

          2. The Agreement is hereby amended to increase the Base Rent as of March 1, 1999, from Three Hundred Ninety Thousand Eighty Dollars ($390,080.00) per year or Thirty-two Thousand Five Hundred Six Dollars and 66/100 ($32,506.66) per month to Four Hundred Forty-four Thousand Four Hundred Eighty Dollars ($444,480.00) per year or Thirty-seven Thousand Thirty-nine Dollars and 99/100 ($37,040.00)

          3. Other than the aforementioned amendment, all other provisions, terms, and conditions of the Agreement remain unchanged.



                    Signatures appear on the following page.



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         IN WITNESS WHEREOF,  the parties hereto have executed this Amendment as of the day and year first above written.





WITNESS:                                         LANDLORD:
                                                CITADEL LAND, INC.



___________________________             By:  /s/________________________________
                                             Geaton A. DeCesaris, Jr., President



WITNESS:                                        TENANT:
                                                WASHINGTON HOMES, INC.



___________________________            By:   /s/________________________________
                                             Geaton A. DeCesaris, Jr., President